                                                               EXHIBIT (g)(i)(A)
                                  [CHASE LOGO]

Date:             December 9, 1998

To:               Mary Weiss
                  Driehaus Mutual Funds

From:             Paul Larkin
                  Chase Manhattan Bank

Subject: New Account Appendix to the Custody Agreement


Dear Mary,

We hereby confirm your request to open the attached accounts (see list) which will be opened subject to your confirmation of the following:

         1. The new account(s) will be covered by the Custody Agreement dated September 11, 1996 between Driehaus Mutual Funds and The Chase Manhattan Bank as successor of Morgan Stanley Trust Company together with the related Procedures Manual/Client Service Guide.

         2. Instructions regarding the account will be issued by and accepted from:

                  ---- the Authorized Persons and workstation user IDs presently identified in Appendix 3 of the Custody Agreement/Procedures Manual, or

                  ---- the attached lists of Authorized Persons and workstation user IDs which are deemed to amend and supplement Appendix 3 of the Custody Agreement/Procedures Manual.

Please confirm your agreement and acknowledgment of the foregoing by signing below and on the attached lists where provided.

                                                      The Chase Manhattan Bank

                                             By:      /s/ James Nowicki
                                                    ---------------------------
                                             Name:        James Nowicki
                                                    ---------------------------
                                             Title:       VP
                                                    ---------------------------
Driehaus Mutual Funds

By:      /s/ Robert F. Moyer
       ----------------------------
Name:         Robert F. Moyer
       ----------------------------
Title:        Senior Vice President
       ----------------------------
Date:         December 11, 1998
       ----------------------------

                                  [CHASE LOGO]

                              NEW ACCOUNTS LISTING


      ACCOUNT          ACCOUNT                                                        TAX
      MNEMONIC         NUMBER         ACCOUNT NAME                               CLASSIFICATION
      --------         ------         ------------                               --------------
        DIDF          000 44888       Driehaus International Discovery Fund        Mutual Fund
        DEOF          000 44887       Driehaus European Opportunity Fund           Mutual Fund












                                                 THE CHASE MANHATTAN BANK

                                        By:      /s/ James Nowicki
                                               --------------------------------
                                        Name:        James Nowicki
                                               --------------------------------
                                        Title:       VP
                                               --------------------------------

DRIEHAUS MUTUAL FUNDS

By:      /s/ Robert F. Moyer
       ------------------------------
Name:         Robert F. Moyer
       ------------------------------
Title:        Senior Vice President
       ------------------------------

Date:         December 11, 1998
       ------------------------------

                                  [CHASE LOGO]

                  AUTHORIZED PERSONS FOR ATTACHED NEW ACCOUNTS


                                                                                    Telephone/           Authorized
         Name                           Organization                 Title              Fax               Signature
         ----                           ------------                 -----              ---               ---------

                                                     See Attached List





                                                    THE CHASE MANHATTAN BANK

                                           By:      /s/ James Nowicki
                                                  ----------------------------
                                           Name:        James Nowicki
                                                  ----------------------------
                                           Title:       VP
                                                  ----------------------------
DRIEHAUS MUTUAL FUNDS

By:      /s/ Robert F. Moyer
       ----------------------------------
Name:         Robert F. Moyer
       ----------------------------------
Title:        Senior Vice President
       ----------------------------------
Date:         December 11, 1998
       ----------------------------------

                                     [LOGO]

                              DRIEHAUS MUTUAL FUNDS

                   Authorized Persons of Driehaus Mutual Funds


--------------------------------------------------------------------------------------------------------------------
Name/Title                               Telephone          Facsimile         Signature
                                         Number             Number
--------------------------------------------------------------------------------------------------------------------
Richard H. Driehaus, Chairman and        (312) 587-3800     (312) 587-2946    /s/ Richard H. Driehaus
President of Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Robert F. Moyer, Senior Vice President   (312) 587-3800     (312) 587-3234    /s/ Robert F. Moyer
of Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
William R. Andersen, Vice President of   (312) 587-3800     (312) 587-3843    /s/ William R. Andersen
Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Martin A. Brown, Vice President of       (312) 587-3800     (312) 587-3840    /s/ Martin A. Brown
Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Robert H. Buchen, Vice President of      (312) 587-3800     (312) 587-3840
Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Diane L. Wallace, Vice President and     (312) 587-3800     (312) 587-3234    /s/ Diane L. Wallace
Treasurer of Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Dusko Culafic, Assistant Treasurer of    (312) 587-3800     (312) 587-3846    /s/ Dusko Culafic
Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Mary H. Weiss, Vice President and        (312) 587-3800     (312) 587-3234    /s/ Mary H. Weiss
Secretary of Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Jennifer Billingsley, Assistant          (312) 587-3800     (312) 587-3234    /s/ Jennifer Billingsley
Secretary of Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Cathy G. O'Kelly, Assistant Secretary    (312) 609-7657     (312) 609-5005    /s/ Cathy G. O'Kelly
of Driehaus Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Kelley Donegan,                          (312) 587-2914     (312) 587-3689    /s/ Kelley Donegan
Assistant Operations Manager
--------------------------------------------------------------------------------------------------------------------
Theresa Fredrick,                        (312) 587-3835     (312) 587-3689    /s/ Theresa Fredrick
Operations Manager
--------------------------------------------------------------------------------------------------------------------
Amy Leuzzi, Senior Accountant-Limited    (312) 587-3800     (312) 587-3846    /s/ Amy Leuzzi
Partnerships/Mutual Funds
--------------------------------------------------------------------------------------------------------------------
Malinda Sanborn,                         (312) 587-3800     (312) 587-3846    /s/ Malinda Sanborn
Mutual Fund Manager
--------------------------------------------------------------------------------------------------------------------
Janet Wooley,                            (312) 932-8609     (312) 587-3689    /s/ Janet Wooley
Trade Settlements Specialist
--------------------------------------------------------------------------------------------------------------------
Sabina Crispino, Operation Assistant     (312) 587-2912     (312) 587-3689    /s/ Sabina Crispino
--------------------------------------------------------------------------------------------------------------------
Brian Hettinger,                         (312) 587-2915     (312) 587-3689    /s/ Brian Hettinger
Trade Settlements Specialist
--------------------------------------------------------------------------------------------------------------------
Michalene Mastre,                        (312) 587-2906     (312) 587-3689    /s/ Michalene Mastre
Trade Settlements Specialist
--------------------------------------------------------------------------------------------------------------------
John P. Gannon, International            (312) 587-2927     (312) 587-3689    /s/ John P. Gannon
Trade Settlements Specialist
--------------------------------------------------------------------------------------------------------------------
Jamie Cortez, International Settlements  (312) 587-2913     (312) 587-3689    /s/ Jamie Cortez
Specialist
--------------------------------------------------------------------------------------------------------------------

                                  [CHASE LOGO]

                 WORKSTATION USER IDs FOR ATTACHED NEW ACCOUNTS

The Custodian is directed to accept and act upon Authorized Instructions transmitted electronically and identified with the following mnemonics and system user IDs for the following activities:


                                                                    Workstation Sessions:
WORKSTATION                         ACCOUNT
USER IDS                MNEMONIC     NUMBER        CM      FE       MA       SL      TCC      TD       TE
--------                --------     ------        --      --       --       --      ---      --       --
EPF1651                 DIDF        000 44888       N       N        N        N       N        N        N
EPF1651                 DEOF        000 44887       N       N        N        N       N        N        N
EPF1651                 DEMG        000 40828       N       N        N        N       N        N        N
EPF1651                 DAPF        000 43352       N       N        N        N       N        N        N

EDH1687                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH1687                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH1687                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH1687                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH1688                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH1688                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH1688                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH1688                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH1689                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH1689                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH1689                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH1689                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH1792                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH1792                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH1792                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH1792                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH1880                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH1880                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH1880                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH1880                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH2412                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH2412                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH2412                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH2412                 DAPF        000 43352       Y       Y        N        N       Y        N        Y


                                                                    Workstation Sessions:
WORKSTATION                         ACCOUNT
USER IDS                MNEMONIC     NUMBER        CM      FE       MA       SL      TCC      TD       TE
--------                --------     ------        --      --       --       --      ---      --       --
EDH2529                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH2529                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH2529                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH2529                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH2360                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH2360                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH2360                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH2360                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH1782                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH1782                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH1782                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH1782                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH2410                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH2410                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH2410                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH2410                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

EDH2411                 DIDF        000 44888       Y       Y        N        N       Y        N        Y
EDH2411                 DEOF        000 44887       Y       Y        N        N       Y        N        Y
EDH2411                 DEMG        000 40828       Y       Y        N        N       Y        N        Y
EDH2411                 DAPF        000 43352       Y       Y        N        N       Y        N        Y

----------------------------------
    Workstation Session Codes
----------------------------------
CM        Cash Movement
FE        Foreign Exchange
MA        Mass Authorization
SL        Securities Lending
TC        Trade Cancel/
C         Correct
TD        Time Deposit
TE        Trade Entry
----------------------------------
                                                The Chase Manhattan Bank

                                       By:      /s/ Paul Larkin
                                              --------------------------------
                                       Name:        Paul Larkin
                                              --------------------------------
                                       Title:       Assistant Vice President
                                              --------------------------------
Driehaus Mutual Funds

By:      /s/ Robert F. Moyer
       ------------------------------
Name:         Robert F. Moyer
       ------------------------------
Title:        Senior Vice President
       ------------------------------

Date:         December 16, 1998
       ------------------------------